Clayton Street Trust

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

(each a “Portfolio”)

Supplement dated July 22, 2020

to each Portfolio’s currently effective Statement of Additional Information

Effective immediately, the Statement of Additional Information (“SAI”) for the Portfolios is amended as follows:

1.	The “Portfolio Holdings Disclosure Policies and Procedures” section of the SAI is deleted in its entirety and replaced with the following paragraphs:

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by the Trust is designed to protect the confidentiality of the Portfolios’ holdings, and prevent the selective disclosure and misuse of such information. The following describes policies and procedures with respect to disclosure of portfolio holdings.

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Full Holdings. Each Portfolio is required to disclose its complete holdings as an exhibit to its reports on Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Portfolio shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 15-day lag and are posted under the Fact Sheet for each Portfolio at https://janushenderson.com/clayton-street-trust.

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Other Information. See the prospectuses for the underlying ETFs for such funds’ portfolio holdings disclosure policies. Each Portfolio may provide holdings characteristics, performance attribution or contribution information, and statistics that do not disclose the names of portfolio holdings.

Full portfolio holdings of the Portfolios will remain available on the Janus Henderson website at least until a Form N-CSR is filed with the SEC for the period that includes the date as of which the website information is current. Janus Capital may exclude from publication on its website all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Portfolios.

Nonpublic portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of the Portfolios to service providers that have contracted to provide services to the Trust and other organizations. To the best knowledge of the Trust, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants, that the Portfolios intend to disclose portfolio holdings information to as part of ongoing arrangements include, but are not limited to: Barra, Inc.; Bloomberg Finance L.P.; BNP Paribas; BNP Paribas Financial Services, LLC; BNP Paribas Prime Brokerage, Inc.; BNP Paribas Securities Services; BNP Securities Corp.; Charles River Brokerage, LLC; Charles River Systems, Inc.; Command Financial Press Corporation; Deloitte & Touche LLP; Deloitte Tax LLP; Ernst & Young Global Limited; Ernst & Young LLP; FactSet Research Systems, Inc.; IHS Markit; Institutional Shareholder Services, Inc.; ICE Data Services; Interactive Data (Europe) Limited; Interactive Data Pricing and Reference Data LLC; International Data Corporation; Investment Technology Group, Inc. (Virtu Financial); JPMorgan Chase Bank, National Association; J.P.Morgan Pricing Direct;

J.P.Morgan Securities LLC; KPMG LLP; Lipper Inc.; Markit EDM Limited; Markit Loans, Inc. Merrill Communications LLC; Moody’s Investors Service Inc.; Morningstar, Inc.; PricewaterhouseCoopers LLP; Protective Life; RR Donnelley and Sons Company; SimCorp USA, Inc.; Standard & Poor’s; Standard & Poor’s Financial Services; Standard & Poor’s Securities Evaluation; and Thomson Reuters (Markets) LLC (Refinitive). Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Portfolio’s holdings includes a provision that portfolio holdings are the confidential property of that Portfolio and may not be shared or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in portfolio shares.

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the Portfolios may receive nonpublic portfolio holdings information.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer, that the Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. The Chief Compliance Officer reports to the Portfolios’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, Janus Capital’s Chief Investment Officer, in consultation with the Portfolios’ Chief Compliance Officer, has the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Portfolio and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances.

Under no circumstances does Janus Capital, a mutual fund advised by Janus Capital, or other party receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.

2.	Under the table titled “Officers” in the “Trustees and Officers” section of the Portfolios’ SAI, the following information replaces the corresponding information in its entirety:

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	7/20-Present

Chief Compliance Officer for Janus Capital Management LLC (since September 2017), Global Head of Investment Management Compliance for Janus Henderson Investors (since 2019). Formerly, Vice President, Head of Global Distribution Compliance and Chief Compliance Officer of Janus Henderson Distributors (May 2017 – September 2017), Vice President, Compliance at Janus Capital Group Inc., Janus Capital

Management LLC, and Janus Distributors LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Effective immediately, all references to Susan K. Wold are deleted from the Portfolios’ SAI.

Please retain this Supplement with your records.